                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): SEPTEMBER 4, 2001.


                         COMMISSION FILE NUMBER 0-23111


                             A NOVO BROADBAND, INC.
                 (Name of Small Business Issuer in Its Charter)




                DELAWARE                                         31-1239657
    (State or Other Jurisdiction of                           (I.R.S. Employer
     Incorporation or Organization)                          Identification No.)

 3011 GREENE STREET, HOLLYWOOD, FLORIDA                             33020
(Address of Principal Executive Offices)                         (Zip Code)

ITEM 2. ACQUISITION OF ASSETS

         On September 4, 2001, A Novo Broadband, Inc. ("A Novo") consummated its acquisition of substantially all of the assets of the equipment repair business of Broadband Services, Inc. ("BSI") and ICS Sub, Inc. ("ICS"), BSI's wholly-owned subsidiary. The acquisition was consummated pursuant to that certain Asset Purchase Agreement dated as of August 13, 2001 between A Novo, BSI and ICS. The purchase price was approximately $8 million, subject to post-closing adjustments, and the assumption of certain related liabilities of BSI and/or ICS. A Novo used existing cash reserves and a bridge loan from an affiliate to finance the transaction.

         BSI and ICS are providers of products and services to the broadband and communications industry and prior to this reported transaction were engaged in, among other businesses, the business of servicing and repairing customer premise equipment and related equipment for broadband network operators and equipment manufacturers, including line gear and power supplies.

         A Novo intends to integrate the acquired assets and business into its existing operations.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Financial statements of business acquired.

         Incorporated by reference to the registrant's Form 8-K filed on September 17, 2001.

(b)      Pro forma financial information.

         See Appendix B. attached hereto.

(c)      Exhibits.

Exhibit 2.1. Asset Purchase Agreement dated as of August 13, 2001 between A Novo
             Broadband, Inc., ICS Sub, Inc. and Broadband Services, Inc incorporated by reference to the registrant's Form 8-K filed on September 17, 2001.

Exhibit 23.1 Consent of the Accountants

Exhibit 99.1 Press Release issued September 4, 2001 incorporated by reference to the registrant's Form 8-K filed on September 17, 2001.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 6, 2001

                         A NOVO BROADBAND, INC.



                         By: /s/ Louis Brunel
                             ---------------------------------------------------
                             Louis Brunel, Chief Executive Officer and President

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description
-----------       -----------

2.1 Asset Purchase Agreement dated as of August 13, 2001 between A Novo Broadband, Inc., ICS Sub, Inc. and Broadband Services, Inc. incorporated by reference to the registrant's Form 8-K filed on September 17, 2001.

23.1              Consent of the Accountants

99.1 Press Release issued September 4, 2001 incorporated by reference to the registrant's Form 8-K filed on September 17, 2001.

                                   APPENDIX B

                             A NOVO BROADBAND, INC.
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


                                    CONTENTS

Pro Forma Condensed Consolidated Balance Sheet as of
June 30, 2001 (Unaudited)................................................... B-2

Pro Forma Condensed Consolidated Statement of Income for the
year ended September 30, 2000 (Unaudited)................................... B-3

Pro Forma Condensed Consolidated Statement of Income for the
nine months ended June 30, 2001 (Unaudited)................................. B-4

Notes to Pro Forma Condensed Consolidated Financial Information
(Unaudited)................................................................. B-5



                   PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                             INFORMATION (UNAUDITED)

         On September 4, 2001, A Novo Broadband, Inc, ("A Novo") acquired substantially all of the assets of the equipment repair business of Broadband Services Inc. (such business "BSI"). The purchase price of the assets was $8,641,726, of which $8,077,022 was paid in cash, and $564,704 was assumed liabilities. The acquisition will be accounted for using the purchase method, and accordingly, goodwill of approximately $5,073,990 will be recorded as part of the transaction in A Novo's September 30, 2001, financial statements.

         The unaudited pro forma condensed consolidated balance sheets of A Novo and BSI as of June 30, 2001, reflect adjustments as if the acquisition had occurred on that date. The unaudited pro forma condensed consolidated statement of income for the year ended September 30, 2000, and for the nine months ended June 30, 2001, reflect adjustments as if the acquisition had occurred on October 1, 1999, and October 1, 2000, respectively.

         The unaudited pro forma condensed consolidated balance sheet and statement of income should be read in conjunction with the separate historical audited financial statements of A Novo and BSI and the related notes appearing elsewhere in this report. The pro forma financial information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it necessarily indicative of the future results of the combined company.

                           A NOVO BROADBAND, INC. AND
                   REPAIR BUSINESS OF BROADBAND SERVICES, INC.

                  PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)
                                  JUNE 30, 2001

                                     ASSETS

                                                                   A NOVO                              PRO FORMA       PRO FORMA
                                                                  BROADBAND            BSI            ADJUSTMENTS      COMBINED
                                                                ------------       -----------       ------------    ------------
CURRENT ASSETS
   Cash and cash equivalents ................................   $  3,892,098       $     1,350 (a)   $ (3,077,022)   $    816,426
   Accounts receivable, net .................................      2,092,492         1,977,318                 --       4,069,810
   Inventories ..............................................      1,839,838           520,411                 --       2,360,249
   Note receivable, related party ...........................        200,000                --                 --         200,000
   Prepaid and other assets .................................        194,591            71,839                 --         266,430
   Deferred income taxes ....................................         47,000                --                 --          47,000
                                                                ------------       -----------       ------------    ------------
     Total current assets ...................................      8,266,019         2,570,918         (3,077,022)      7,759,915
                                                                ------------       -----------       ------------    ------------

PROPERTY AND EQUIPMENT, at cost .............................      1,976,627           826,850                 --       2,803,477
                                                                ------------       -----------       ------------    ------------
OTHER ASSETS
   Goodwill .................................................      3,023,951           336,980 (a)      5,073,990       8,434,921
   Deferred income taxes ....................................        800,731                --                 --         800,731
   Other assets .............................................        323,612            62,321                 --         385,933
                                                                ------------       -----------       ------------    ------------
     Total other assets .....................................      4,148,294           399,301          5,073,990       9,621,585
                                                                ------------       -----------       ------------    ------------
TOTAL ASSETS ................................................   $ 14,390,940       $ 3,797,069       $  1,996,968    $ 20,184,977
                                                                ============       ===========       ============    ============


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current portion of long-term obligations .................   $    190,008       $        --       $         --    $    190,008
   Accounts payable .........................................      1,578,682           355,646                 --       1,934,328
   Accrued expenses .........................................        235,274           438,391                 --         673,665
                                                                ------------       -----------       ------------    ------------
     Total current liabilities ..............................      2,003,964           794,037                 --       2,798,001
                                                                ------------       -----------       ------------    ------------
LONG TERM LIABILITIES .......................................        104,167                -- (a)      5,000,000       5,104,167
                                                                ------------       -----------       ------------    ------------
TOTAL LIABILITIES ...........................................      2,108,131           794,037          5,000,000       7,902,168
                                                                ------------       -----------       ------------    ------------

STOCKHOLDERS' EQUITY
   Parent's equity ..........................................                        3,003,032 (a)     (3,003,032)             --
   Common stock, $0.001 par value ...........................          4,869                --                 --           4,869
   Additional paid-in-capital ...............................     13,706,709                --                 --      13,706,709
   Retained (deficit) earnings ..............................     (1,428,769)               --                 --      (1,428,769)
                                                                ------------       -----------       ------------    ------------
     Total stockholders' equity .............................     12,282,809         3,003,032         (3,003,032)     12,282,809
                                                                ------------       -----------       ------------    ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..................   $ 14,390,940       $ 3,797,069       $  1,996,968    $ 20,184,977
                                                                ============       ===========       ============    ============

                See accompanying notes to the unaudited pro forma
                      consolidated financial information.

                           A NOVO BROADBAND, INC. AND
                   REPAIR BUSINESS OF BROADBAND SERVICES, INC.

             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
                      For the Year Ended September 30, 2000


                                                            A NOVO                          PRO FORMA     PRO FORMA
                                                           BROADBAND         BSI           ADJUSTMENTS    COMBINED
                                                          ------------    -----------      -----------   ------------

Revenues ..............................................   $ 10,865,748    $ 7,155,597       $      --    $ 18,021,345
Cost of sales .........................................      6,952,832      4,119,618 (d)    (312,200)     10,760,250
                                                          ------------    -----------       ---------    ------------

   Gross profit .......................................      3,912,916      3,035,979         312,200       7,261,095

                                                                                      (a)    (440,496)
Selling, general and administrative expenses ..........      3,482,951      3,570,152 (d)    (132,577)      6,480,030
                                                          ------------    -----------       ---------    ------------
   Income (loss) from operations ......................        429,965       (534,173)        885,273         781,065
 Interest income ......................................             --             --              --              --
 Acquisition bonus ....................................        400,000             --              --         400,000
 Interest expense .....................................         84,644          2,301 (c)     400,000         486,945
                                                          ------------    -----------       ---------    ------------
Income (loss) before income taxes .....................        (54,679)      (536,474)        485,273        (105,880)

 Provision for (benefit from) income taxes ............        206,072             -- (e)     (17,408)        188,664
                                                          ------------    -----------       ---------    ------------
Income (loss) from continuing operations ..............   $   (260,751)   $  (536,474)      $ 502,681    $   (294,544)
                                                          ============    ===========       =========    ============
Basic Earnings Per Share
    Loss from continuing operations ...................   $     (0.12)                                   $      (0.14)
                                                          ============                                   ============
    Weighted average shares outstanding ...............      2,177,324                                      2,177,324
                                                          ============                                   ============

                  See accompanying notes to unaudited pro forma
                       consolidated financial information.

                           A NOVO BROADBAND, INC. AND
                  REPAIR BUSINESS OF BROADBAND SERVICES, INC.

             PRO FORMA COMBINED STATEMENTS OF OPERATIONS (UNAUDITED)
                     For the Nine Months Ended June 30, 2001


                                                                 A NOVO                               PRO FORMA          PRO FORMA
                                                                BROADBAND           BSI              ADJUSTMENTS         COMBINED
                                                              ------------       ----------          -----------       ------------

Revenues ...............................................      $ 11,729,890       $4,406,504         $         --       $ 16,136,391
Cost of sales ..........................................         8,259,031        2,574,053 (d)         (488,895)        10,344,189
                                                              ------------       ----------          -----------       ------------
   Gross profit ........................................         3,470,859        1,832,448              488,895          5,792,202
                                                                                            (a)         (220,248)
Selling, general and administrative expenses ...........         4,792,929        1,812,948 (d)         (590,683)         5,794,946
                                                              ------------       ----------          -----------       ------------
   Income (loss) from operations .......................        (1,322,070)          19,500            1,299,826             (2,744)
 Interest Income .......................................           273,591            2,077 (b)          (90,000)           185,668
 Interest expense ......................................            24,814               -- (c)          300,000            324,814
                                                              ------------       ----------          -----------       ------------
Income (loss) before income taxes ......................        (1,073,293)          21,577              909,826           (141,890)
Total benefit (provision) for income taxes .............          (364,529)           8,631(e)           316,677            (39,221)
                                                              ------------       ----------          -----------       ------------
Income (loss) from continuing operations ...............      $   (708,764)      $   12,946              593,149       $   (102,669)
                                                              ============       ==========          ===========       ============
Basic Earnings Per Share
    Income (loss) from continuing operations ...........      $      (0.15)                                            $      (0.02)
                                                              ============                                             ============
    Weighted average shares outstanding ................         4,849,923                                                4,849,923
                                                              ============                                             ============

                See accompanying notes to the unaudited pro forma
                       consolidated financial information.

                           A NOVO BROADBAND, INC. AND
                 THE REPAIR DIVISION OF BROADBAND SERVICES, INC.

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL INFORMATION
                                   (UNAUDITED)


Note 1 - Significant Accounting Policies and Basis of Presentation

The accompanying historical financial statements of A Novo Broadband, Inc. ("A Novo"), and the equipment repair business of Broadband Services, Inc. (such business, "BSI") have been derived from financial statements prepared in accordance with generally accepted accounting principles. A Novo's historical financial statements as of and for the year ended September 30, 2000, used in the pro forma financial statements are derived from A Novo's audited financial statements for the fiscal year then ended. The BSI historical financial statements as of and for the twelve months ended September 30, used in the pro forma financial statements are based on the audited financial statements of BSI at December 31, 2000.

A Novo's historical financial statements as of and for the nine months ended June 30, 2001, used in the pro forma financial statements are derived from A Novo's unaudited financial statements for the nine months ended June 30, 2001. The BSI historical financial statements as of June 30, 2001 are based on the audited financial statements of BSI at June 30, 2001. A Novo's interim financial statements are prepared on the basis of generally accepted accounting principles and include all adjustments, consisting of only normal recurring adjustments, necessary for a fair presentation of such financial information.

The pro forma adjustments are based on A Novo's allocation of the purchase price of BSI to the net assets acquired as if the transaction occurred on June 30, 2001.


Note 2 - Pro Forma Condensed Consolidated Balance Sheet Adjustment

This column reflects the following adjustments:

      (a) To record the consideration paid and the net assets acquired at their fair market value. The consideration paid by A Novo to acquire BSI was $8,641,726, of which $8,077,022 was paid in cash, and $564,704 was assumed liabilities. Of this consideration, the following allocation was made based on the net assets of BSI as of June 30, 2000:

               Net assets                       $ 3,003,032
               Goodwill                           5,073,990
                                                ------------
                                                $ 8,077,022
                                                ===========

          To record the $5 million bridge loan, bearing an interest rate of 8%, provided by A Novo's affiliate, A Novo S.A., to fund the acquisition.

Note 3 - Pro Forma Consolidated Statement of Income Adjustments

This column reflects the following adjustments:

      (a) To record the elimination of corporate overhead charges assessed by Broadband Services, Inc. These services will be provided by A Novo.

      (b) To eliminate interest income previously realized from the investment of $3 million in excess cash, which has been used to fund the acquisition.

      (c) To record interest expense for the bridge loan.

      (d) To eliminate costs which were duplicated by the two organizations. Costs included herein relate to facility rent and overhead costs, and to eliminate costs of personnel that were eliminated due to consolidation of the two organizations.

      (e) To record the income tax effect of the pro forma adjustments.